Exhibit 10.7(b)
PARCEL II
EXCEPTION 2(A)
C
Beauregard Building

AMENDMENT OF LEASE LESSOR: COHN REALTY CO., INC.	STATE OF LOUISIANA PARISH OF EAST BATON ROUGE
LESSEE: JAZZ ENTERPRISES, INC.	STATE OF ILLINOIS COUNTY OF MADISON
     BE IT KNOWN, that on the dates indicated below, before the respective undersigned Notaries Public, duly commissioned and qualified in and for their respective jurisdictions, and in the presence of the respective undersigned compotent witness, personally came and appeared:
COHN REALTY CO., INC., a Louisiana corporation, domiciled in the Parish of East Baton Rouge, herein represented by its duly authorized President, Dr. Isidore Cohn, Jr., hereunto duly authorized by a resolution adopted by the unanimous consent of the Board of Directors of such corporation, a certified copy of which is attached hereto and made a part hereof (hereinafter called “LESSOR”); and
JASS ENTERPRISES, INC., a Louisiana corporation, domiciled in the Parish of East Baton Rouge, herein represented by its duly authorized President , James B. Perry, hereunto duly authorized by resolution adopted by the Board of Directors of such corporation, a certified copy of which is attached hereto and made a part hereof (hereinafter called “LESSEE”).
     WHEREAS, the LESSOR entered into a lease between LESSOR entered into a lease between LESSOR and Paul H. Due’, Richard J. Dodson, John W. deGravelles, David W. Robinson and chester John Caskey, affecting Lots 3, 4 & 5, Square 10, (at the corner of Europe Street and St. James Street). Beauregard Town, East Baton Rouge Parish, Louisiana, recorded on October 12, 1983, as Original 34, Bundle 9612 (the “Lease”) and
     WHEREAS, Jazz Enterprises, Inc., became the tenant under the Lease by virtue of an Assignment of Lease dated as of August 5, 1993; and

     WHEREAS, LESSOR and LESSEE have previously amended the lease by act of Amendment dated August 4 and August 5, 1993, recorded as Original 387 of Bundle 10507 of the official records of East Baton Rough Parish, Louisiana (hereinafter the “1st Amendment”); and
     WHEREAS, LESSOR and LESSEE have agreed to further amend and modify the terms of the Lease, as modified by the 1st Amendment (hereinafter, the Lease as modified by the 1st Amendment shall be referred to as the LEASE):
     NOW, THEREFORE, the parties hereto hereby enter into this Second Amendment of Lease (“Second Amendment”) to modify in part the terms and conditions of the LEASE, as follows:
     1. Paragraph 5(b) of the Lease, as previously amended, be and is hereby amended to add the following sentence:
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“Notwithstanding the above provisions of this Paragraph 5(b), it is hereby agreed that for the five-year period commencing August 1, 1998, and expiring July 31, 2003, the annual rental shall be increased twenty (20%) percent above the annual rental for the lease year ending July 31, 1998, which was equal to $117,372.21. Therefore, for the five-year period beginning August 1, 1998, rather than a basic annual rent of $131,926.36, which would otherwise be due pursuant to the above provisions of Paragraph 5(b), the basic annual rent due for the five-year period beginning August 1, 1998, shall be $140,846,65, or $11,737.22 per month.”
     2. In all other respects, the provisions of the LEASE, as amended by this Second Amendment hereby, shall remain in full force and effect.

     THUS DONE AND PASSED on this 26th day of October, 1998, in the City of New Orleans, Louisiana, in the presence of the undersigned competent witnesses and in the presence of the undersigned Notary Public, after a reading of the whole.

WITNESSES:	COHN REALTY CO., INC.

/s/ Illegible	By:	/s/ Dr. Isidore Cohn, Jr.

Dr. Isidore Cohn, Jr., President
/s/ Illegible

/s/ Illegible

NOTARY PUBLIC
     THUS DONE AND PASSED on this 19th day of October, 1998, in the City of Alton, Illinois, in the presence of the undersigned competent witnesses and in the presence of the undersigned Notary public, alter a reading of the whole.

WITNESSES:	JAZZ ENTERPRISES, INC.

/s/ Illegible	By:	/s/ James B. Perry

James B. Perry, President

/s/ Illegible

/s/ Carolyn M. Ittner

NOTARY PUBLIC
(Illegible)
(Illegible)
September 17, 1998

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